SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                    ----------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934.

     Date of Report (Date of earliest event reported)           8/28/2003


                         First National Bancshares, Inc.
                        --------------------------------
             (Exact Name of Registrant as Specified in its Charter)



            Florida                    333-60283                06-1522028
            --------                   ---------                ----------
  (State or Other Jurisdiction   (Commission File Number)     (IRS Employer
        of Incorporation)                                   Identification No.)



5817 Manatee Avenue West, Bradenton, Florida                   34209
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(Address of Principal Executive Offices)                     (Zip Code)


Registrant's Telephone Number, including Area Code          (941) 794-6969


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


                                TABLE OF CONTENTS
                                -----------------


Item 7.   Financial Statements, Pro Forms Financial Information and Exhibits

(c) Exhibits

Exhibits 99.1 Press Release dated August 28, 2003


Item 9. Regulation FD Disclosure

First National Bancshares, Inc. has reported a stock dividend of 5%. The company's press release dated August 28, 2003 announcing the results is attached hereto at exhibit 99.1.

Item 12.  Results of Operations and Financial Condition

First National Bancshares, Inc. has reported a stock dividend of 5%. The company's press release dated August 28, 2003 announcing the results is attached hereto at exhibit 99.1.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: 8/28/2003                          First National Bancshares, Inc.
                                          /s/ Paul Welsh
                                          Paul Welsh, Senior Vice President